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                                                                     EXHIBIT 1.1



                        [FORM OF UNDERWRITING AGREEMENT]

               CONSECO PRIVATE LABEL CREDIT CARD MASTER NOTE TRUST

                           $[o] CLASS A FLOATING RATE
                       ASSET-BACKED NOTES, SERIES 2001-[o]

                           $[o] CLASS B FLOATING RATE
                       ASSET-BACKED NOTES, SERIES 2001-[o]

                           $[o] CLASS C FLOATING RATE
                       ASSET-BACKED NOTES, SERIES 2001-[o]

                             UNDERWRITING AGREEMENT

                                                                __________, 2001

[Representative of Underwriters]
[Address]

                  Conseco Bank, Inc., a Utah industrial loan corporation (the "Bank") and Conseco Finance Credit Card Funding Corp., a Minnesota corporation ("Funding Corp.," and together with the Bank, the "Transferors") have conveyed receivables and propose to convey, from time to time, additional receivables (collectively, the "Receivables") generated in a portfolio of private label credit card accounts together with other rights and property to the Conseco Private Label Credit Card Master Note Trust (the "Issuer"), and the Transferors propose to cause the Issuer to sell to the underwriters named in Schedule I hereto (the "Underwriters"), for whom you are acting as representative (the "Representative"), $[o] Class A Floating Rate Asset Backed Notes, Series 2001-[o] (the "Class A Notes"), $[o] Class B Floating Rate Asset Backed Notes, Series 2001-[o] (the "Class B Notes") and $[o] Class C Floating Rate Asset Backed Notes, Series 2001-[o] (the "Class C Notes" and, together with the Class A Notes and the Class B Notes, the "Notes"). The Receivables and other assets and property will be transferred to the Issuer under the terms of a Transfer and Servicing Agreement, dated as of May 1, 2001 (the "Transfer and Servicing Agreement") among the Bank, as transferor and servicer, Funding Corp., as transferor, and the Issuer. Certain Receivables will be conveyed to Funding Corp. by Conseco Finance Servicing Corp., a Delaware corporation ("CFC") pursuant to a Receivables Purchase Agreement, dated as of May 1, 2001 (the "CFC Receivables Purchase Agreement"), between CFC and Funding Corp. Certain Receivables have been, and will from time to time be,
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conveyed to the Bank by Green Tree Retail Services Bank, Inc. ("Retail Services
Bank") under the terms of a Receivables Purchase Agreement, dated as of August 29, 2000 and amended and restated as of May __, 2001 (the "Retail Services Receivables Purchase Agreement"), between Retail Services Bank and the Bank. The Bank, Retail Services Bank, Funding Corp., CFC and Conseco Finance Corp., a Delaware corporation ("Conseco Finance") are referred to herein collectively as the "Conseco Entities."

                  The Issuer is a statutory business trust governed under a Trust Agreement, dated as of May 1, 2001 (the "Trust Agreement"), between the Transferors and Wilmington Trust Company, as owner trustee (the "Owner Trustee").

                  The Notes will be issued pursuant to a Master Indenture, dated as of May 1, 2001 (the "Master Indenture"), among the Issuer, Conseco Bank, Inc., as servicer, and U.S. Bank Trust National Association, as indenture trustee (the "Indenture Trustee"), as supplemented by the Series 2001-[o] Indenture Supplement with respect to the Notes to be dated as of ____________, ____________, 2001 (the "Indenture Supplement," and together with the Master Indenture, the "Indenture").

                  The Bank, pursuant to an Administration Agreement, dated as of May 1, 2001 (the "Administration Agreement"), between the Bank, as administrator (in such capacity, the "Administrator"), and the Issuer agreed to provide notices and perform on behalf of the Issuer certain other administrative obligations required of the Issuer by the Transfer and Servicing Agreement, the Master Indenture and each indenture supplement for each series of Notes issued by the Issuer. The Transfer and Servicing Agreement, the CFC Receivables Purchase Agreement, the Retail Services Receivables Purchase Agreement, the Master Indenture, the Indenture Supplement, the Trust Agreement and the Administration Agreement are referred to herein, collectively, as the "Transaction Documents."

                  The Notes will be sold pursuant to this Underwriting Agreement (this "Agreement") and will be paid from and secured by the assets of the Issuer.

                  The Issuer, the Bank and Funding Corp. have prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"), a shelf registration statement on Form S-3 (having the registration numbers 333-______, 333-______ and 333-_____), including a form of prospectus, relating to the Notes. The registration statement as amended has been declared effective by the Commission. If any post-effective amendment has been filed with respect thereto, prior to the execution and delivery of this Agreement, the most recent such amendment has been declared effective by the Commission. Such registration statement, as amended at the time of effectiveness, including all material incorporated by reference therein and including all information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Act, is referred to in this Agreement as the "Registration Statement." The Issuer, the Bank and Funding Corp. propose to file with the Commission pursuant to Rule 424(b) ("Rule 424(b)") under the Act a supplement (the "Prospectus

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Supplement") to the prospectus included in the Registration Statement (such prospectus, in the form it appears in the Registration Statement or in the form most recently revised and filed with the Commission pursuant to Rule 424(b) is hereinafter referred to as the "Basic Prospectus") relating to the Notes and the method of distribution thereof. The Basic Prospectus and the Prospectus Supplement, together with any amendment thereof or supplement thereto, is hereinafter referred to as the "Prospectus."

                  Capitalized terms used herein without definition shall have the meanings set forth in the Transaction Documents.

                  Each of the Bank, Funding Corp. and CFC hereby agrees with the Underwriters as follows:

                  Section 1. Representations and Warranties of the Transferors, CFC and Conseco Finance.

                  (a) Each of the Bank, Funding Corp., CFC and Conseco Finance, each as to itself, represents and warrants to, and agrees with, each Underwriter as set forth in this subsection 1(a).

                           (i) No stop order suspending the effectiveness on the
                  Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Bank, Funding Corp., CFC and Conseco Finance, threatened by the Commission, and the Registration Statement and the Prospectus, at the time the Registration Statement became effective, did, and on the date of this Agreement does, comply in all material respects with the requirements of the Act. The Registration Statement, at the time it became effective, did not, as of the date of this Agreement does not and as of the Closing Date (as defined below) will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Prospectus, as amended or supplemented at the time the Registration Statement became effective, did not, and as amended or supplemented as of both the date hereof and the Closing Date (as defined below) will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in, or omissions from, the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Bank, Funding Corp., CFC or Conseco Finance in writing by the Underwriters expressly for use in the Registration Statement or Prospectus. The Bank, Funding Corp., CFC and Conseco Finance each acknowledges that the statements set forth in the third and fourth paragraphs under the heading "Underwriting" in the Prospectus Supplement, constitute the

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                  only information furnished by the Underwriters or on behalf of the Underwriters for use in connection with the preparation of the Registration Statement or the Prospectus. The conditions to the use by the Company and the Seller of a registration statement on Form S-3 under the Act, as set forth in the General Instructions to Form S-3, have been satisfied with respect to the Registration Statement, as applicable, and the Prospectus. There are no contracts or documents of the Bank, Funding Corp., CFC or Conseco Finance which are required to be filed as exhibits to the Registration Statement pursuant to the Act which have not been so filed.

                  (b) Each of the Bank and Funding Corp., each as to itself, represents and warrants to, and agrees with, each Underwriter as set forth in this subsection 1(b).

                           (i) The Bank is a Utah industrial loan corporation,
                  duly organized, validly existing and in good standing under the laws of the state of Utah and Funding Corp. is a corporation duly organized, validly existing and in good standing under the laws of the state of Minnesota. Each of the Bank and Funding Corp. has all requisite power and authority to own, lease and operate its properties and conduct its business as presently conducted and as described in the Prospectus and to enter into and perform its obligations under this Agreement and the respective Transaction Documents; and the Bank and Funding Corp. each is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction which the ownership or lease of its properties or the conduct of its business requires such qualification.

                           (ii) Neither the Bank nor Funding Corp. is in
                  violation of its charter or articles of incorporation, by-laws or other organizational documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it may be bound, or to which any of the property or assets of the Bank or Funding Corp., as the case may be, is subject, which default might result in any material adverse change in the financial condition, earnings, affairs or business of the Bank or Funding Corp. or which might materially and adversely affect the properties or assets thereof.

                           (iii) The execution, delivery and performance by the
                  Bank of each of this Agreement, the Retail Services Receivables Purchase Agreement, the Transfer and Servicing Agreement, the Indenture, the Administration Agreement and the Trust Agreement, and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action or proceedings and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Bank pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Bank is a party or by which it may be bound, or to which any of the property or assets of the

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                  Bank is subject, nor will such action result in any violation of the provisions of the articles of incorporation or by-laws of the Bank or any applicable law, administrative regulation or administrative or court decree.

                           (iv) The execution, delivery and performance by
                  Funding Corp. of each of this Agreement, the CFC Receivables Purchase Agreement, the Transfer and Servicing Agreement and the Trust Agreement and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action or proceedings and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of Funding Corp. pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which Funding Corp. is a party or by which it may be bound, or to which any of the property or assets of Funding Corp. is subject, nor will such action result in any violation of the provisions of the articles of incorporation or by-laws of Funding Corp. or any applicable law, administrative regulation or administrative or court decree.

                           (v) This Agreement, the Retail Services Receivables
                  Purchase Agreement, the Transfer and Servicing Agreement, the Indenture, the Administration Agreement and the Trust Agreement have been duly executed and delivered by the Bank; and this Agreement, the Retail Services Receivables Purchase Agreement, the Transfer and Servicing Agreement, the Indenture, the Administration Agreement and the Trust Agreement each constitutes legal, valid and binding instrument enforceable against the Bank in accordance with its respective terms, subject as to the enforceability (A) to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally and the rights and remedies of creditors of thrifts, savings institutions or national banking associations, (B) to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (C) with respect to rights of indemnity under this Agreement, to limitations of public policy under applicable securities law.

                           (vi) This Agreement, the CFC Receivables Purchase
                  Agreement, the Transfer and Servicing Agreement and the Trust Agreement have been duly executed and delivered by Funding Corp.; and this Agreement, the CFC Receivables Purchase Agreement, the Transfer and Servicing Agreement and the Trust Agreement each constitutes a legal, valid and binding instruments enforceable against Funding Corp. in accordance with its respective terms, subject as to enforceability (A) to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally,
                  (B) to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and
                  (C) with respect to rights of indemnity under this Agreement, to limitations of public policy under applicable securities laws.

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                           (vii) The Bank and Funding Corp. have authorized the
                  conveyance of the Receivables to the Issuer and have directed the Issuer to issue and sell the Notes.

                           (viii) The Bank will, upon request by the
                  Representative, provide to the Representative complete and correct copies of publicly available portions of the Consolidated Reports of Condition and Income of the Bank for the year ended December 31, ___, as submitted to [the Comptroller of the Currency]. Except as set forth in the Registration Statement and the Prospectus, there has been no material adverse change in the consolidated condition (financial or otherwise) of the Bank and its subsidiaries taken as a whole since December 31, ____.

                           (ix) Any taxes, fees and other governmental charges
                  in connection with the execution, delivery and performance of this Agreement, each of the Transaction Documents and the Notes have been paid or will be paid by the Transferors at or prior to the Closing Date.

                           (x) The Notes have been duly and validly authorized,
                  and, when validly executed, authenticated and delivered in accordance with the Indenture and as provided herein will conform to the description thereof contained in the Prospectus and will be validly issued and outstanding and entitled to the benefits of the Indenture.

                           (xi) Other than as set forth in the Prospectus, there
                  are no legal or governmental proceedings pending, or to the knowledge of the Bank or Funding Corp. threatened, to which the Bank or Funding Corp. or any affiliate of the Bank or Funding Corp. is or may be a party or of which any property of any of them is the subject which, if determined adversely to the Bank, Funding Corp. or their affiliates could individually or in the aggregate reasonably be expected to have a material adverse effect on (i) the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Bank or Funding Corp. or their affiliates, taken as a whole, and in the interests of the holders of the Notes, or (ii) the interests of the holders of the Notes; and there are no contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required.

                           (xii) PricewaterhouseCoopers LLP is an independent
                  public accountant with respect to the Bank and Funding Corp.

                           (xiii) No consent, approval, authorization, order,
                  registration, filing, qualification, license or permit of or with any court or governmental agency or body of the United States or of any state or local government is required for the issue and sale of the Notes, or the consummation by the Bank or Funding Corp. of the other transactions contemplated by this Agreement or any Transaction Document to which it is a party, except for (A) the registration under the Act of

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                  the Notes or (B) such consents, approvals, authorizations, orders, registrations, qualifications, licenses or permits as have been obtained or as may be required under state securities or Blue Sky laws in connection with the purchase of the Notes and the subsequent distribution of the Notes by the Underwriters.

                           (xiv) Neither the Bank, Funding Corp. nor the Issuer
                  will be subject to registration as an "investment company" under the Investment Company Act of 1940, as amended (the "1940 Act").

                  (c) CFC and Conseco Finance each represents and warrants to, and agrees with, each Underwriter as set forth in this Section 1(c).

                           (i) Each of CFC and Conseco Finance is a corporation
                  duly organized and validly existing and in good standing under the laws of the state of Delaware. Each has all requisite power and authority to own, lease and operate its properties and conduct its business as presently conducted and as described in the Prospectus and to enter into and perform its obligations under this Agreement and each is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction which the ownership or lease of its properties or the conduct of its business requires such qualification.

                           (ii) Neither CFC nor Conseco Finance is in violation
                  of its articles of incorporation, by-laws or other organizational documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which CFC or Conseco Finance is a party or by which it may be bound, or to which any of the property or assets of CFC or Conseco Finance is subject which default might result in any material adverse change in the financial condition, earnings, affairs or business of CFC or Conseco Finance or which might materially and adversely affect the properties or assets of CFC or Conseco Finance.

                           (iii) The execution, delivery and performance by CFC
                  and Conseco Finance of this Agreement and by CFC of the CFC Receivables Purchase Agreement and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action or proceedings and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of CFC or Conseco Finance pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which CFC or Conseco Finance is a party or by which it may be bound, or to which any of the property or assets of CFC or Conseco Finance is subject, nor will such action result in any violation of the provisions of the articles of incorporation or by-laws of CFC or Conseco Finance or any applicable law, administrative regulation or administrative or court decree.

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                           (iv) This Agreement and the CFC Receivables Purchase
                  Agreement have been duly executed and delivered by CFC; and this Agreement and the CFC Receivables Purchase Agreement constitute legal, valid and binding instruments enforceable against CFC in accordance with their respective terms, subject as to enforceability (A) to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally, (B) to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (C) with respect to rights of indemnity under this Agreement, to limitations of public policy under applicable securities laws.

                           (v) This Agreement and the Conseco Finance
                  Receivables Purchase Agreement have been duly executed and delivered by Conseco Finance; and this Agreement and the Conseco Finance Receivables Purchase Agreement constitute legal, valid and binding instruments enforceable against Conseco Finance in accordance with their respective terms, subject as to enforceability (A) to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally, (B) to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (C) with respect to rights of indemnity under this Agreement, to limitations of public policy under applicable securities laws.

                           (vi) CFC and Conseco Finance will, upon request by
                  the Representative, provide to the Representative complete and correct copies of all reports filed by it with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), during 2000 and 2001. Except as set forth in such reports, there has been no material adverse change in the consolidated financial condition of CFC, Conseco Finance and their subsidiaries taken as a whole since the respective dates as of which information is incorporated in the Prospectus.

                           (vii) Other than as set forth in the Prospectus,
                  there are no legal or governmental proceedings pending, or to the knowledge of CFC or Conseco Finance threatened, to which CFC or Conseco Finance is or may be a party or of which any of its property is the subject which, if determined adversely to CFC or Conseco Finance or an affiliate of CFC or Conseco Finance could individually or in the aggregate reasonably be expected to have a material adverse effect on (i) the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of CFC or Conseco Finance or their affiliates, taken as a whole, and
                  (ii) the interests of the holders of the Notes; and there are no contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required.

                           (viii) No consent, approval, authorization, order,
                  registration, filing, qualification, license or permit of or with any court or governmental agency or

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                  body of the United States or of, any state or local government is required for the consummation by CFC or Conseco Finance of the transactions contemplated by this Agreement or the CFC Receivables Purchase Agreement, except for (A) the registration under the Act of the Notes or (B) such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses or permits as have been obtained or as may be required under State securities or Blue Sky laws in connection with the purchase of the Notes and the subsequent distribution of the Notes by the Underwriters.

                           (ix) PricewaterhouseCoopers LLP is an independent
                  public accountant with respect to CFC and Conseco Finance.

                  (d) Any certificate signed by an officer on behalf of any of the Conseco Entities and delivered to the Underwriters or counsel for the Underwriters in connection with an offering of the Notes shall be deemed, and shall state that it is, a representation and warranty as to the matters covered thereby to each person to whom the representations and warranties in this Section 1 are made.

                  Section 2. Purchase and Sale.

                  (a) Subject to the terms and conditions and in reliance upon the covenants, representations and warranties herein set forth, the Transferors agree to sell to the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Transferors the principal amount of Class A Notes set forth opposite such Underwriter's name in Schedule I pursuant to the terms of this Agreement at a purchase price equal to [o]% of the aggregate principal amount represented by the Class A Notes.

                  (b) Subject to the terms and conditions and in reliance upon the covenants, representations and warranties herein set forth, the Transferors agree to sell to the Underwriters, and the Underwriters agrees, severally and not jointly, to purchase from the Transferors the principal amount of Class B Notes set forth opposite such Underwriter's name in Schedule I pursuant to the terms of this Agreement at a purchase price equal to [o]% of the aggregate principal amount represented by the Class B Notes.

                  (c) Subject to the terms and conditions and in reliance upon the covenants, representations and warranties herein set forth, the Transferors agree to sell to the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Transferors the principal amount of Class C Notes set forth opposite such Underwriter's name in Schedule I pursuant to the terms of this Agreement at a purchase price equal to [o]% of the aggregate principal amount represented by the Class C Notes.

                  Section 3. Delivery and Payment.

                  Delivery of and payment for the Notes to be purchased by the Underwriters in accordance with this Agreement shall be made at 9:00 A.M. at the offices of ________________, _____________ on _________, 2001 which date, time or place may be postponed or changed by

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agreement between the Representative and the Transferors (such date and time of delivery and payment for the Notes being herein referred to as the "Closing Date"). Delivery of one or more global notes representing the Notes shall be made to the accounts of the several Underwriters against payment by the several Underwriters of the purchase price therefor, to or upon the order of the Transferors by one or more wire transfers in immediately available funds. The global notes to be so delivered shall be registered in the name of Cede & Co., as nominee for The Depository Trust Company ("DTC"). The interests of beneficial owners of the Notes will be represented by book entries on the records of DTC and participating members thereof. Definitive Notes representing the Notes will be available only under limited circumstances as described in the Indenture.

                  The Transferors agree to have copies of the global notes available for inspection by the Underwriters in New York, New York, not later than 1:00 p.m., New York City time, on the business day prior to the Closing Date.

                  Section 4. Offering by Underwriters.

                  It is understood that the Underwriters intend (i) to make a public offering of their respective portions of the Notes as soon after the Registration Statement and this Agreement have become effective as in the judgment of the Representative is advisable and (ii) initially to offer the Notes upon the terms set forth in the Prospectus.

                  Section 5. Agreements. Each of the Conseco Entities which is a party to this Agreement, each as to itself, covenants and agrees with the several Underwriters that:

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                  (a) Immediately following the execution of this Agreement, the
         Issuer and the Transferors will prepare a Prospectus Supplement setting forth the amount of Notes covered thereby and the terms thereof not otherwise specified in the Basic Prospectus, the price at which such Notes are to be purchased by the Underwriters, the initial public offering price, the selling concessions and allowances, and such other information as the Issuer and the Transferors deem appropriate. The Issuer and the Transferors will transmit the Prospectus, including such Prospectus Supplement, to the Commission pursuant to Rule 424(b) by a means reasonably calculated to result in filing with the Commission pursuant to Rule 424(b). The Transferors will promptly advise the Representative (i) when the Registration Statement shall have become effective, (ii) when any amendment thereof shall have become effective,
         (iii) of any request by the Commission for any amendment or supplement of the Registration Statement or the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose, and (v) of the receipt by the Issuer or the Transferors of any notification with respect to the suspension of the qualification of the Notes for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Transferors will not file any amendment of the Registration Statement or supplement to the Prospectus to which the Representative reasonably objects. The Transferors will use their best efforts to prevent the issuance of any such stop order or notification and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (b) If, at any time when a Prospectus relating to the Notes is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to supplement such Prospectus to comply with the Act, the Transferors shall be required to notify the Representative and upon the Representative's request to prepare and furnish without charge to each Underwriter as many copies as such Underwriter may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which shall correct such statement or omission or effect such compliance.

                  (c) As soon as practicable, the Transferors will make generally available to Noteholders and to the Representative an earnings statement or statements of the Issuer which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                  (d) The Transferors will furnish to the Representative and counsel for the Underwriters, without charge, copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of the Prospectus and any supplement thereto as the Underwriters may reasonably request.

                  (e) The Conseco Entities, jointly and severally, agree to pay all expenses incidental to the performance of their obligations under this Agreement, including without limitation (i) expenses of preparing, printing and reproducing the Registration Statement, the

         Prospectus, this Agreement, the Transaction Documents and the Notes,
         (ii) any fees charged by any rating agency for the rating of the Notes,
         (iii) any expenses (including reasonable fees and disbursements of counsel) incurred by the Underwriters in connection with qualification of the Notes for sale under the laws of such jurisdictions as the Representatives designate, (iv) the fees and expenses of PricewaterhouseCoopers LLP, (v) the fees and expenses of counsel to the Underwriters related to the preparation of the Registration Statement, the Prospectus, the Transaction Documents and the Notes, and (vi) the fees and expenses of the Owner Trustee and the Indenture Trustee and any agent of the Owner Trustee or the Indenture Trustee and the fees and disbursements of counsel for the Owner Trustee and the Indenture Trustee in connection with the Administration Agreement, the Indenture and the Notes (it being understood that, except as provided in this paragraph (e) and in Sections 7 and 8 hereof, the Underwriters will pay their own expenses, including the expense of preparing, printing and reproducing any agreement among underwriters, the fees and expenses of counsel for the Underwriters, any transfer taxes on resale of any of the Notes by them and advertising expenses connected with any offers that the Underwriters may make).

                  (f) The Transferors will endeavor to qualify the Notes for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative shall reasonably request and will continue such qualification in effect so long as reasonably required for distribution of the Notes and to pay all fees and expenses (including fees and disbursements of counsel to the Underwriters) reasonably incurred in connection with such qualification and in connection with the determination of the eligibility of the Notes for investment under the laws of such jurisdictions as the Representative may designate; provided, however, that the Transferors shall not be obligated to qualify to do business in any jurisdiction in which they are not currently so qualified; and provided further that the Transferors shall not be required to file a general consent to service of process in any jurisdiction.

                  (g) For so long as the Notes are outstanding, the Transferors will furnish to the Representative copies of all reports or other communications (financial or other) furnished to the holders of the Notes, the Owner Trustee or the Indenture Trustee under the Indenture or under the Transfer and Servicing Agreement, including, but not limited to the monthly servicing report, the annual statements of compliance delivered pursuant to Section ___ of the Transfer and Servicing Agreement and the annual servicing reports of the independent certified public accountants.

                  (h) For so long as the Notes are outstanding, the Conseco Entities will furnish to the Representative as soon as practicable after filing, any other information concerning the Notes or the Conseco Entities filed with the Commission.

                  (i) To the extent, if any, that any rating provided with respect to the Notes set forth in Sections 6(j) and (k) hereof is conditional upon the furnishing of documents reasonably available to the Conseco Entities, the Conseco Entities shall furnish such documents.

                  Section 6. Conditions of Closing; Termination of Rights Under
Section 2. The obligations of the Underwriters to purchase and pay for the Notes on the Closing Date shall be subject to the accuracy of the representations and warranties of the Conseco Entities contained herein as of the date of this Agreement and as of the Closing Date, to the accuracy of the statements of the Conseco Entities made in any certificates delivered pursuant to the provisions hereof, to the performance by the Conseco Entities of their obligations hereunder and to the following additional conditions:

                  (a) The Prospectus shall have been filed with the Commission in accordance with the Act and Section 5(a) of this Agreement; and, prior to the Closing Date (i) no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened and (ii) there shall not have come to the attention of the Underwriters any facts that would cause the Underwriters to believe that the Basic Prospectus together with the Prospectus Supplement at the time it was required to be delivered to a purchaser of the Notes, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at such time, not misleading.

                  (b) Each of the Transferors, CFC and Conseco Finance shall have delivered a certificate, dated the Closing Date, signed by its President or any Vice President and its principal financial or principal accounting officer or its Treasurer or any Assistant Treasurer or its Secretary or any Assistant Secretary to the effect that the signers of such certificate, on behalf of the named entity, have carefully examined this Agreement, each of the Transaction Documents, the Prospectus (and any supplements thereto) and the Registration Statement, stating that:

                           (i) the representations and warranties of such
                  Conseco Entity in this Agreement and in the Transaction Documents are true and correct at and as of the date of such certificate as if made on and as of such date (except to the extent they expressly relate to an earlier date);

                           (ii) such Conseco Entity has complied with all the
                  agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                           (iii) the Prospectus, as of the Closing Date, does
                  not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                           (iv) no stop order suspending the effectiveness of
                  the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the knowledge of the signor, threatened; and

                           (v) subsequent to the date of the Prospectus, there
                  has not been any material adverse change in the general affairs, management, financial position, or results of operation of such Conseco Entity or the Conseco private label credit card business except as set forth in the Prospectus.

                  (c) Dorsey & Whitney, as counsel for the Conseco Entities, shall have delivered to the Underwriters a favorable opinion dated the Closing Date and satisfactory in form and substance to the Representative and counsel for the Underwriters, to the effect that:

                           (i) the Bank has been duly chartered as a Utah
                  industrial loan corporation and is validly existing and in good standing under the laws of Utah, is an institution the deposits of which are insured by the Federal Deposit Insurance Corporation, is duly qualified to do business and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business, and has full power and authority to own its properties, and to enter into and perform its obligations under this Agreement, the Transfer and Servicing Agreement, the Indenture, the Administration Agreement, the Trust Agreement, the Retail Services Receivables Purchase Agreement and the CFC Receivables Purchase Agreement and to consummate the transactions contemplated hereby and thereby except where failure to have such power and authority or to be so qualified will not have a material adverse effect on the business or financial condition of the Bank and its subsidiaries taken as a whole and will not have a material adverse effect on the transactions contemplated by this Agreement and the Transaction Documents;

                           (ii) each of CFC, Conseco Finance and Funding Corp.
                  is duly incorporated and validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business and each has full power and authority to own its properties and to conduct its business, and to enter into and perform its obligations under this Agreement and the Transaction Documents to which it is a party and to consummate the transactions contemplated hereby and thereby except where failure to have such power and authority or to be so qualified will not have a material adverse effect on the business or financial condition of CFC, Conseco Finance and its subsidiaries, taken as a whole, or on the business or financial condition of Funding Corp., and will not have an material adverse effect on the transactions contemplated by this Agreement and the Transaction Documents;

                           (iii) this Agreement, each of the Transaction
                  Documents and the Registration Statement have each been duly authorized, executed and delivered by the respective Conseco Entities and, when executed by the Owner Trustee, the Indenture Trustee or the Representative, as the case may be, constitute the legal, valid and binding agreement of the respective Conseco Entities each enforceable in accordance with its terms subject, as to enforceability (A) to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally and the rights and remedies of creditors of thrifts, savings institutions or national banking associations, (B) to general principles of equity (regardless of whether enforcement is sought in a proceedings in equity or at law) and (C) with respect to rights of indemnity under this Agreement, to limitations of public policy under applicable securities laws;

                           (iv) the Notes have been duly authorized and executed
                  and when authenticated by the Indenture Trustee in accordance with the terms of the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, will be validly issued and outstanding and entitled to the benefits of the Indenture, subject, as to enforceability (A) to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally and (B) to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

                           (v) neither the execution nor the delivery of this
                  Agreement or any Transaction Document nor the issuance or delivery of the Notes, nor the consummation of any of the transactions contemplated contemplated herein or therein, nor the fulfillment of the terms of the Notes, this Agreement or any Transaction Document will conflict with or violate any term or provision of the articles of incorporation, charter, by-laws or other organizational documents of any of the applicable Conseco Entities, as the case may be, or result in a breach or violation of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the applicable Conseco Entities pursuant to, any material statute currently applicable to any of them or any order or regulation known to such counsel to be currently applicable to any of them of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Issuer, CFC, Conseco Finance, the Bank or Funding Corp., as the case may be, or the terms of any indenture or other agreement or instrument known to such counsel to which any of the applicable Conseco Entities is a party or by which any of them or any of their properties are bound, except where any such conflict, breach, violation, default or encumbrance would not have a material adverse effect on the transactions contemplated by this Agreement;

                           (vi) the execution and delivery of this Agreement and
                  Transaction Documents - and the Registration Statement and the issuance of the Notes and the distribution of the Prospectus are valid and will not conflict with, result in a breach or violation of any Federal, Utah or Minnesota rule, statute or regulation;

                           (vii) there are no actions or proceedings or, to the
                  best of such counsel's knowledge, actions, proceedings or investigations pending or overtly threatened against the Issuer or any of the Conseco Entities before any court, administrative agency or other tribunal (A) asserting the invalidity of this Agreement, the Notes or any of the Transaction Documents, (B) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or the Transaction Documents,
                  (C) which is likely materially and adversely to affect the performance by the Issuer or any of the Conseco Entities of their obligations under, or the validity or enforceability of, this Agreement, the Notes or any of the Transaction Documents, or (D) seeking adversely to affect the federal income tax attributes of the Notes described in the Prospectus Supplement under the heading "Federal Income Tax Consequences;"

                           (viii) the Registration Statement has become
                  effective under the Act; any required filing of the Prospectus or any supplement thereto pursuant to Rule 424 has been made in the manner and within the time period required by Rule 424; no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the best knowledge of such counsel, are threatened; the Registration Statement and the Prospectus (and any supplements thereto) (other than financial statistical and numerical information contained therein as to which such counsel need express no opinion) comply as to form with the applicable requirements of the Act;

                           (ix) no consent, approval, authorization, order,
                  registration, filing, qualification, license or permit of or with any court, federal, state or local governmental agency or regulatory body is required for any Conseco Entity to consummate the transactions contemplated in this Agreement or the Transaction Documents, except such as have been made or obtained or as may be required under the State securities or blue sky laws of any jurisdiction in connection with the purchase of the Notes by the Underwriters and the subsequent distribution of the Notes by the Underwriters;

                           (x) the Indenture has been duly qualified under the
                  Trust Indenture Act of 1939, as amended, and complies as to form with the TIA and the rules and regulations of the Commission thereunder;

                           (xi) The conditions to the use by the Issuer and the
                  Transferors of a registration statement on Form S-3 under the Act, as set forth in the General Instructions to Form S-3, have been satisfied with respect to the Registration Statement and the Prospectus, [except that such counsel need express no opinion regarding any Computational Materials incorporated by reference therein.] To the best of such counsel's knowledge, there are no contracts or documents [(not including Computational Materials)] of the Issuer or the Transferors which are required to be filed as exhibits to the Registration Statement pursuant to the Act which have not been so filed or incorporated by reference;

                           (xii) the statements in the Prospectus Supplement
                  under the captions "Transaction Summary," "Prospectus Supplement Summary," "Description of the Series Provisions" and "The Glossary" and in the Basic Prospectus under the captions " Prospectus Summary," "Description of the Notes," "Description of the Indenture," "Description of the Transfer and Servicing Agreement," "Description of the Receivables Purchase Agreements" and "Glossary" insofar as such statements purport to summarize certain terms of the Notes, the Transaction

                  Documents and this Agreement conform to the Notes and such documents. The statements in the Prospectus Supplement under the headings "Prospectus Supplement Summary--Material Federal Income Tax Consequences," and "--ERISA Considerations," "ERISA Considerations" and in the Basic Prospectus under the headings "Material Legal Aspects of the Receivables," "Material Federal Income Tax Consequences," and "ERISA Considerations" to the extent that they constitute matters of law or legal conclusions, are correct;

                           (xiii) neither the Issuer nor any of the Conseco
                  Entities is required to be or after the issuance of the Notes will be registered as an "investment company" under the 1940 Act;

                           (xiv) the Retail Services Receivables Purchase
                  Agreement is effective to create, in favor of the Bank, a valid and enforceable ownership or security interest in all of Retail Services Bank's right, title and interest in and to the Purchased Assets, as described in the Retail Services Receivables Purchase Agreement and the proceeds thereof and the ownership or security interest transferred to the Bank has been perfected and has priority over any other security interest in the Purchased Assets;

                           (xv) the [Bank] Receivables Purchase Agreement is
                  effective to create, in favor of CFC a valid and enforceable ownership or security interest in all of the Bank's right, title and interest in and to the [assets], as described in the [Bank] Receivables Purchase Agreement and the proceeds thereof and the ownership or security interest transferred to CFC has been perfected and has priority over any other security interest in the [assets];

                           (xvi) the CFC Receivables Purchase Agreement is
                  effective to create, in favor of Funding Corp. a valid and enforceable ownership or security interest in all of CFC's right, title and interest in and to the [assets], as described in the CFC Receivables Purchase Agreement and the proceeds thereof and the ownership or security interest transferred to Funding Corp. has been perfected and has priority over any other security interest in the [assets];

                           (xvii) the Transfer and Servicing Agreement is
                  effective to create, in favor of the Issuer a valid and enforceable ownership or security interest in all of the Bank's right, title and interest in and to the Trust Assets (as defined in the Transfer and Servicing Agreement) and all of Funding Corp.'s right, title and interest in the Trust Assets and the ownership or security interest in the Trust Assets transferred to the Issuer has been perfected and has priority over any other security interest in the Trust Assets;

                           (xviii) the Transfer and Servicing Agreement is
                  effective to transfer and assign to the Issuer the security interest of the Bank in the Purchased Assets described in the Retail Services Receivables Purchase Agreement and the assignment of such security interest has been perfected and is of first priority;

                           (xix) the Indenture creates in favor of the Indenture
                  Trustee a security interest in the right, title and interest of the Issuer in the Collateral, as defined in the Indenture, and the Indenture Trustee's interest in the Collateral has been perfected and has priority over any other security interest in the Collateral;

                           (xx) the Indenture is effective to transfer and
                  assign to the Indenture Trustee the security interest of Funding Corp. in the [assets] described in the CFC Receivables Purchase Agreement and the assignment of such security interest has been perfected and is of first priority;

                           (xxi) the Indenture is effective to transfer and
                  assign to the Indenture Trustee, the security interest of the Issuer in the Purchased Assets described in the Retail Services Receivables Purchase Agreement and the security interest of the Issuer in the [assets];

                           (xxii) the transfer of the [assets] from CFC to
                  Funding Corp. and the transfer of Funding Corp.'s right, title and interest in the Trust Assets to the Issuer, each constitute a true sale and in the event of the bankruptcy of CFC or its parent, the assets of Funding Corp. will not be consolidated into the assets of CFC or its parent;

                           (xxiii) the Notes will be treated as debt of the
                  Issuer for federal income tax purposes and neither the Issuer nor Funding Corp. will [tax opinion to be described]; and

                           (xxiv) No other filings or other actions, with
                  respect to the Indenture Trustee's interest in the Collateral, are necessary to perfect the interest of the Indenture Trustee in the Collateral, including the proceeds thereof, against third parties, except that appropriate continuation statements must be filed in accordance with the applicable state's requirements, which is presently at least every five years;

                           (xxv) [state tax opinions for South Dakota, Utah,
                  Minnesota, Arizona;] and

                           (xxvi) [characterization opinions].

         Such counsel shall state that it has participated in conferences, including telephone conferences, with officers and other representative of the Conseco Entities and the Issuer, counsel for the Underwriters and representative of the independent accountants for the Conseco Entities at which conferences contents of the Registration Statement and Prospectus were discussed and, although such counsel is not passing upon and does not assume responsibility for, the factual accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, (except as stated in paragraphs ( ) and ( ) above) and has made no independent check or verification thereof for the purpose of rendering this opinion, on the basis of the foregoing (relying as to materiality to a large extent upon the certificates of officers and other representative of the Conseco Entities), nothing has come to their attention that leads such counsel to believe that the Registration Statement, when it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Registration Statement and the Prospectus on the Closing Date contained, and the Prospectus as of its date and as of the date of such opinion contains, any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statement therein, in light of the circumstances under which they were made not misleading, except that such counsel need express no view with respect to the financial statements, schedules and other financial statistical and numerical data included in or incorporated by reference into the Registration Statement or the Prospectus.

                  In rendering such opinions, counsel may rely with respect to matters of South Dakota law, upon the opinion of other counsel of good standing in the State of South Dakota believed by such counsel to be reliable and acceptable to you and your counsel. References to the Prospectus in this paragraph (c) include any supplements thereto.

                  (d) At the date of execution of this Agreement and at the Closing Date, PricewaterhouseCoopers LLP shall have furnished to the Representative a letter or letters, dated respectively as of the date of this Agreement and the date of the Closing Date, in form and substance satisfactory to the Representative and counsel for the Underwriters, confirming that they are certified independent public accountants within the meaning of the Act, the Exchange Act and the rules and regulations promulgated thereunder and stating in effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Registration Statement and the Prospectus (and any supplements thereto), agrees with the records as agreed with the Representative, and (ii) they have performed certain specified procedures with respect to the verification of certain information related to the Accounts as agreed with the Representative.

                  (e) The Representative shall receive evidence satisfactory to them that, on or before the Closing Date, UCC-1 financing statements are being or have been filed in the offices of the Secretaries of State of South Dakota, Utah, Minnesota and Delaware (and such other states as may be necessary or desirable pursuant to applicable state law) reflecting the interest of the Indenture Trustee in the Collateral including the proceeds thereof.

                  (f) Counsel to the Indenture Trustee shall have delivered a favorable opinion, dated the Closing Date, and satisfactory in form and substance to the Representative and counsel for the Underwriters, the Conseco Entities and their counsel, to the effect that:

                           (i) the Indenture Trustee is a national banking
                  association duly organized and validly existing under the laws of the United States of America;

                           (ii) the Trustee has duly authorized, executed and
                  delivered the Indenture and the Series Supplement;

                           (iii) the Indenture Trustee has full power and
                  authority to execute and deliver the Indenture and the Series Supplement and to perform its obligations thereunder;

                           (iv) To the best of such counsel's knowledge, there
                  are no actions, proceedings or investigations pending or threatened against or affecting the Indenture Trustee before or by any court, arbitrator, administrative agency or other governmental authority which, if adversely decided, would materially and adversely affect the ability of the Indenture Trustee to carry out the transactions contemplated in the Indenture and the Series Supplement;

                           (v) No consent, approval or authorization of, or
                  registration, declaration or filing with, any court or governmental agency or body of the jurisdiction of incorporation of the Indenture Trustee is required for the execution, delivery or performance by the Indenture Trustee of the Indenture and the Series Supplement; and

                           (vi) each of the Notes has been duly authenticated
                  and delivered by the Indenture constitute legal, valid and binding agreements of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with its terms (subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally).

                  (g) Counsel to the Owner Trustee shall have delivered a favorable opinion, dated the Closing Date, and satisfactory in form and substance to the Representative and counsel for the Underwriters to the effect that:

                           (i) the Owner Trustee is duly incorporated and
                  validly existing as a banking corporation in good standing under the laws of the State of Delaware and has the power and authority to execute, deliver and perform the Trust Agreement and to consummate the transactions contemplated thereby;

                           (ii) the Trust Agreement has been duly authorized,
                  executed and delivered by the Owner Trustee and constitutes a legal, valid and binding obligation of the Owner Trustee, enforceable against the Owner Trustee in accordance with its terms;

                           (iii) each of the Indenture, the Trust Agreement and
                  the Transfer and Servicing Agreement (collectively referred to in this subsection (h) as the "Trust Documents") has been duly executed and delivered by the Owner Trustee, as Owner Trustee on behalf of the Issuer;

                           (iv) neither the execution, delivery or performance
                  by the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, of the Trust Documents, nor the consummation of the transactions by the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, contemplated thereby, requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any other action in respect of, any governmental authority or agency of the State of Delaware or the United States of America governing the banking or trust powers of the Owner Trustee (other than the filing of the certificate of trust with the Delaware Secretary of State, which certificate of trust has been duly filed);

                           (v) neither the execution, delivery and performance
                  by the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, of the Trust Documents, nor the consummation of the transactions by the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, contemplated thereby, is in violation of the charter or bylaws of the Owner Trustee or of any law, governmental rule or regulation of the State of Delaware or of the United States of America governing the banking or trust powers of the Owner Trustee or, to such counsel's knowledge, without independent investigation, any indenture, mortgage, bank credit agreement, note or bond purchase agreement, long-term lease, license or other agreement or instrument to which it is a party or by which it is bound or, to such counsel's knowledge, without independent investigation, of any judgment or order applicable to the Owner Trustee;

                           (vi) no consent, approval or other authorization of,
                  or registration, declaration or filing with, any court or governmental agency or commission of the State of Delaware is required by or with respect to the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, for the valid execution and delivery of the Trust Documents, or for the validity or enforceability thereof (other than the filing of the certificate of trust, which certificate of trust has been duly filed); and

                           (vii) to such counsel's knowledge, without
                  independent investigation, there are no pending or threatened actions, suits or proceedings affecting the Owner Trustee before any court or other governmental authority which, if adversely determined, would materially and adversely affect the ability of the Owner Trustee to carry out the transactions contemplated by the Trust Agreement.

                  (h) Special Delaware counsel to the Issuer shall have delivered a favorable opinion, dated the Closing Date, and satisfactory in form and substance to the Representatives and counsel for the Underwriters, the Conseco Entities and their counsel, to the effect that;

                           (i) the Issuer has been duly formed and is validly
                  existing in good standing as a business trust under the Delaware Business Trust Act, 12 Del. C3801 et seq.(referred to in this subsection (h) as the "Act");

                           (ii) the Trust Agreement constitutes a legal, valid
                  and binding obligation of the Owner Trustee and the Transferors, enforceable against the Owner Trustee and the Transferors, in accordance with its terms;

                           (iii) under the Trust Agreement, the execution and
                  delivery of the Transfer and Servicing Agreement and the Indenture, the issuance of the Notes and the Transferor Certificate and the granting of the Collateral to the Indenture Trustee as security for the Notes has been duly authorized by all necessary trust action on the part of the Issuer;

                           (iv) the Issuer has the power and authority, pursuant
                  to the Trust Agreement and the Act, to execute, deliver and perform its obligations under the Administration Agreement, the Indenture and the Transfer and Servicing Agreement (collectively referred to in this subsection (h) as the "Trust Documents"), the Notes and the Transferor Certificates and has duly authorized, executed and delivered such agreements and obligations;

                           (v) when the Transferor Certificates have been duly
                  executed and issued by the Issuer and duly authenticated by the Owner Trustee in accordance with the Trust Agreement, the Transferor Certificates will be validly issued and entitled to the benefits of the Trust Agreement;

                           (vi) neither the execution, delivery and performance
                  by the Issuer of the Trust Documents, the Notes or the Transferor Certificates, nor the consummation by the Issuer of any of the transactions by the Issuer contemplated thereby, requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any other action in respect of, any governmental authority or agency of the State of Delaware, other than the filing of the certificate of trust with the Delaware Secretary of State (which certificate has been duly filed) and the filing of any financing statements with the Delaware Secretary of State in connection with the Trust Documents;

                           (vii) neither the execution, delivery and performance
                  by the Issuer of the Trust Documents, nor the consummation by the Issuer of the transactions contemplated thereby, is in violation of the Trust Agreement or of any law, rule or regulation of the State of Delaware applicable to the Issuer;

                           (viii) under Section 3805(b) of the Act, no creditor
                  of the Transferors shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of the Issuer except in accordance with the terms of the Trust Agreement;

                           (ix) under Section 3808(a) and (b) of the Act, the
                  Issuer may not be terminated or revoked by the Transferors, and the dissolution, termination or bankruptcy of the Transferors shall not result in the termination or dissolution of the Issuer, except to the extent otherwise provided in the Trust Agreement;

                           (x) the Owner Trustee is not required to hold legal
                  title to the owner trust estate in order for the Issuer to qualify as a business trust under the Act;

                           (xi) with respect to the Issuer and the Receivables:
                  (A) there is no document, stamp, excise or other similar tax imposed by the State of Delaware upon the perfection of a security interest in the Receivables, in the transfer of the Receivables to or from the Issuer, or upon the issuance of the Notes; (B) there is no personal property tax imposed by the State of Delaware upon or measured by the corpus of the Issuer; (C) the characterization of the Issuer for federal income tax purposes will be determinative of the characterization of the Issuer for Delaware income tax purposes and assuming that the Issuer will be taxed as a partnership for federal income tax purposes, the Issuer will not be subject to Delaware income tax and Noteholders who are not otherwise subject to Delaware income tax will not be subject to tax by reason of their ownership of the Notes and the receipt of income therefrom; and (D) any income tax imposed by the State of Delaware that might be applicable to the Issuer would be based upon "federal taxable income," and for the purposes of determining such income, the characterization of such income for federal income tax purposes will be determinative, whether the characterization of the transaction is that of a sale or a loan; and

                           (xii) the Transferors are the sole beneficial owners
                  of the Issuer.

                  (i) The Class A Notes shall be rated at least "______" or its equivalent by Moody's Investors Service, Inc. ("Moody's"), "______" or its equivalent by Standard & Poor's Ratings Services ("S&P") and "______" or its equivalent by Fitch, Inc. ("Fitch") and none of Moody's, S&P or Fitch shall have placed the Class A Notes under review with possible negative implications.

                  (j) The Class B Notes shall be rated at least "______" or its equivalent by Moody's, "______" or its equivalent by S&P and "______" or its equivalent by Fitch and none of Moody's, S&P or Fitch shall have placed the Class B Notes under review with possible negative implications.

                  (k) The Class C Notes shall be rated at least "______" or its equivalent by Moody's, "______" or its equivalent by S&P and "______" or its equivalent by Fitch and none of Moody's, S&P or Fitch shall have placed the Class C Notes under review with possible negative implications.

                  (l) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been any change, or any development involving a prospective change, in or affecting the business or properties of the Issuer or any of the Conseco Entities other than as set forth in the Registration Statement or

         Prospectus, the effect of which, in any case referred to above, is, in the judgment of the Representative, so material and adverse as to make it impractical or inadvisable to proceed with the offering or the delivery of the Notes as set forth in the Registration Statement and the Prospectus.

                  (m) All proceedings in connection with the transactions contemplated by this Agreement and all documents incident hereto shall be reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters, and the Representative and counsel for the Underwriters shall have received such opinions, information, certificates and documents as the Representatives or counsel for the Underwriter may reasonably request.

                  If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters, this Agreement and all obligations of the Representative and the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representative. Notice of such cancellation shall be given to the Indenture Trustee and the Transferor in writing or by telephone or telegraph confirmed in writing.

                  Section 7. Reimbursement of Expenses. If the sale of the Notes provided for herein is not consummated because any condition to the Representative's obligations set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Indenture Trustee or the Conseco Entities to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Representative or the Underwriters, CFC, Conseco Finance and the Transferors, jointly and severally, will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Notes.

                  Section 8. Indemnification and Contribution.

                  (a) As an inducement to the Underwriters to participate in the public offering of the Notes, the Bank and Funding Corp., jointly and severally and CFC and Conseco Finance with respect to any information that it has provided in connection with the preparation of the Prospectus and, with respect to the breach of any of its representations and warranties under Section 1 hereunder, agree to indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act against any and all losses, claims, damages or liabilities or actions arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or in the Prospectus, or in any amendment thereof or supplement thereto, or arising out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action;

         provided, however that the Conseco Entities will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Conseco Entities by or on behalf of any Underwriter through the Representative specifically for use in connection with the preparation thereof it being agreed and understood that the only such information furnished by any Underwriter consists of the information described as such in subsection (b) below; and provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Notes concerned, to the extent that a prospectus relating to such Notes was required to be delivered by such Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Notes to such person, a copy of the Prospectus (exclusive of material incorporated by reference) if a Conseco Entity had previously furnished copies thereof to such Underwriter. This indemnity agreement will be in addition to any liability which the Conseco entities may otherwise have.

                  (b) Each Underwriter, severally, agrees to indemnify and hold harmless each of the Bank, Funding Corp., Conseco Finance and CFC, each of their directors, each of the officers who signs the Registration Statement, and each person who controls the Bank, Funding Corp., Conseco Finance or CFC within the meaning of Section 15 of the Act or
         Section 20 of the Exchange Act, to the same extent as the foregoing indemnities from the Conseco Entities to each Underwriter as provided in (a) above, but only with reference to written information relating to such Underwriter furnished to the Conseco Entities by or on behalf of such Underwriter specifically for use in the preparation of the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Conseco Entities acknowledge that the statements relating to the Underwriters set forth in the Prospectus Supplement under the heading "Risk Factors-Ability to Resell Series 2001-__ Notes Not Assured" and set forth in the Prospectus Supplement under the heading "Underwriting" [in the _________, __________, _______, and ______ paragraphs] constitute the only information furnished in writing by the Underwriters or on behalf of the Underwriters for inclusion in the Prospectus and Prospectus Supplement.

                  (c) Promptly after receipt by an indemnified party under this
         Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party will not relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

                  (d) If the indemnification provided for in this Section 8 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Conseco Entities on the one hand and the Underwriters on the other from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Conseco Entities on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Conseco Entities on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Conseco Entities bears to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Conseco Entities or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection
         (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Notes underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

                  Section 9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Notes agreed to be purchased by such Underwriter or Underwriters hereunder on the Closing Date and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Notes set forth opposite their names in Schedule I with respect to the Closing Date hereto bears to the aggregate amount of Notes set forth opposite the names of all the remaining Underwriters) the Notes which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Notes which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Notes set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Notes, and if such nondefaulting Underwriters do not purchase all the Notes, the obligations will terminate without liability of any nondefaulting Underwriter, the Issuer, or any Conseco Entity. In the event of a default by any Underwriter as set forth in this
Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Underwriters shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to Conseco Finance, CFC, Funding Corp., the Bank and any nondefaulting Underwriter for damages occasioned by its default hereunder.

                  Section 10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representative, by notice given to Conseco Finance, CFC and the Transferors if after the Execution Time and prior to delivery of and payment for the Notes on the Closing Date, (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of Conseco, Inc. and its subsidiaries taken as one enterprise which, in the judgment of a majority in interest of the Underwriters including the Representative, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Notes; (ii) any downgrading in the rating of any debt securities or preferred stock of a Conseco Entity by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities or preferred stock of a Conseco Entity

(other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) trading in the Common Stock of Conseco, Inc. shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (iv) a banking moratorium shall have been declared by Federal or State of New York authorities or (v) there shall have occurred any outbreak or escalation of hostilities involving the United States of America, declaration by the United States of a national emergency or war or the occurrence of any other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the reasonable judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Notes as set forth in the Prospectus.

                  Section 11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Conseco Entities or the officers of each of them and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriters, the Conseco Entities or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Notes. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

                  Section 12. Notices. All communications hereunder shall be in writing and effective only on receipt, and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representative at ____________________, Attention: _____________; if sent to the Bank, will be mailed, delivered or telegraphed and confirmed to Conseco Bank, Inc., 2825 E. Cottonwood Parkway, Suite 230, Salt Lake City, Utah 84121, Attention:
_____________; if sent to Funding Corp., will be mailed, delivered or telegraphed and confirmed to Conseco Finance Credit Card Funding Corp., _____________, _____________; provided, however, that any notice to an Underwriter pursuant to Section 8 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

                  Section 13. APPLICABLE LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  Section 14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors and controlling persons referred to in
Section 8 hereof, and no other person will have any right or obligation hereunder.

                  Section 15. Counterparts. This Agreement may be executed by one or more parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  Section 16. Miscellaneous. This agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                  If you are in agreement with the foregoing, please sign three counterparts hereof and return one to each of the Bank, the Transferor, Conseco Finance and CFC whereupon this letter and your acceptance shall become a binding agreement among Conseco Finance, CFC, the Bank, Funding Corp. and the several Underwriters.

                                         Very truly yours,

                                         CONSECO BANK, INC.


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                         CONSECO FINANCE CREDIT CARD
                                           FUNDING CORP.


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                         CONSECO FINANCE SERVICING CORP.


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                         CONSECO FINANCE  CORP.


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:

The foregoing Agreement
is hereby confirmed and
accepted as of the date hereof.



By:
   ------------------------------------
   Name:
   Title:



For themselves and the
other several Underwriters
named in Schedule I to the
foregoing Agreement.

                                   SCHEDULE I
                                   ----------
                                  CLASS A NOTES
                                  -------------
                                                                       Principal
                                                                         Amount
                                                                       ---------






                                  CLASS B NOTES
                                  -------------
                                                                       Principal
                                                                         Amount
                                                                       ---------






                                  CLASS C NOTES
                                  -------------

                                                                       Principal
                                                                         Amount
                                                                       ---------